Supplement dated September 3, 2015
to the Statement of Additional Information (the "SAI"), as supplemented, dated May 1, 2015, for the following fund:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Mid Cap Value Fund
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – Mid Cap Value Fund	David Hoffman	3 RICs 1 PIV 9 other accounts	$5.08 billion $345.78 million $62.06 million	None	(3)	(32)
	Jonas Patrikson	1 RIC 1 PIV 8 other accounts	$3.82 billion $345.78 million $13.61 million
	Diane Sobin	2 RICs 10 PIVs 11 other accounts	$3.85 billion $6.81 billion $3.79 billion	2 PIVs ($193.5 M) 2 other accounts ($510.2 M)	(6)	(36)
	Nicolas Janvier(f)	None	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(f)	The portfolio manager began managing the Fund after its fiscal year end; reporting information is provided as of July 31, 2015.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-253 A (9/15)